COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated July 10, 2014

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your contract.  It is for informational purposes only and requires no action on your part.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective August 11, 2014, the “DWS Funds” will become known as the “Deutsche Funds,” and the:

•         DWS Global Small Cap VIP fund (formerly DWS Small Cap Growth VIP) will change its name to Deutsche Global Small Cap VIP.

•         DWS Global Growth VIP fund (formerly DWS Global Thematic VIP) will change its name to Deutsche Global Growth VIP.

To reflect these changes, on August 11, 2014, all references to “DWS” should be deleted and replaced with “Deutsche.”  All other provisions in your Prospectus, as supplemented, remain unchanged.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.